UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  October 18, 2011

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33491	75-2873882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

381 Teaneck Road
Teaneck, New Jersey 07666
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (201) 530-1200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

The information disclosed under Item 5.07 below is incorporated in this Item 3.03 by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 below is incorporated in this Item 5.03 by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On Tuesday, October 18, 2011, at 9:00 a.m., Eastern time, a Special Meeting of Stockholders (the “Special Meeting”) of Green Energy Management Services Holdings, Inc., a Delaware corporation (the “Company”), was held at the offices of Kaye Scholer LLP, located at 425 Park Avenue, New York, New York 10022, to consider and vote upon the six proposals described in the definitive Proxy Statement (the “Proxy Statement”) sent to the stockholders of the Company on or about September 26, 2011.  Stockholders of record as of the close of business on September 6, 2011 (the “Record Date”) were entitled to vote at the Special Meeting.  Of the 443,977,432 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), issued and outstanding shares as of the Record Date, 376,500,227 shares of Common Stock (or approximately 84.8%) were present or represented by proxy at the Special Meeting (not including shares of Common Stock held in “street name”).  The voting of the “street name” stockholders (i.e., in the name of a bank, broker or other record holder) were not available at the time that the Special Meeting was held; however, as a result of the votes submitted by the stockholders of record, the votes submitted by the street name stockholders did not have an impact on the voting results on any matter.

As described in Proposal No. 1, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), substantially in the form of Annex A attached to the Proxy Statement (the “Certificate of Amendment”), to effect a reverse stock split of each of the outstanding shares of the Company’s Common Stock, at a ratio to be determined by the Board of Directors of the Company (the “Board of Directors”) of not less than one-for-five (1-for-5) and not more than one-for-fifteen (1-for-15) (with the exact ratio (the “Reverse Stock Split Ratio”) to be set at a whole number within this range as determined by the Board of Directors in its sole discretion), with no change in par value, so that each new share of Common Stock will be issued for up to fifteen (15) shares of issued and outstanding Common Stock, without a corresponding reduction of the number of shares of Common Stock the Company is authorized to issue (the “Reverse Stock Split”).

Subject to the approval of the Company’s stockholders at the Special Meeting, which approval was obtained at the Special Meeting, the Board of Directors unanimously (i) approved the Reverse Stock Split, (ii) adopted the Certificate of Amendment to effect the Reverse Stock Split, and (iii) authorized the Company to file the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, if and when the Board of Directors determines to do so, with the Reverse Stock Split Ratio to be determined by the Board of Directors in its sole discretion.  The effective date of the Reverse Stock Split (the “Effective Date”), if implemented by the Board of Directors, will be the date and time on which the Certificate of Amendment is accepted and recorded by the Secretary of State of the State of Delaware in accordance with Section 103 of the DGCL.  It is the Board of Directors’ current intention to proceed with the Reverse Stock Split as soon as the Reverse Stock Split Ratio is determined by it, and otherwise as soon as possible after the Special Meeting.  If, at any time prior to the filing of the Certificate of Amendment, the Board of Directors, in its discretion, determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders, the Reverse Stock Split may be abandoned, without any further action by the Company’s stockholders.

In addition, as described in Proposal No. 4, the Company’s stockholders also approved an amendment to the Certificate of Incorporation to repeal Article IX of the Certificate of Incorporation.  As soon as possible after the Special Meeting, the Board of Directors will amend the Certificate of Incorporation to remove Article IX by filing a certificate of amendment with the Secretary of State of the State of Delaware.

The Company’s stockholders did not approve the amendments to the Certificate of Incorporation described in Proposals No. 2, 3, 5 and 6.

 Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, and the preliminary voting results on each such matter.  These preliminary results also do not include the number of broker non-votes with respect to each matter.  The Company will report the final voting results, including the number of broker non-votes with respect to each matter, via an amendment to this Current Report as soon as the results become available.

1.  Approval of the Reverse Stock Split (Proposal No. 1):

FOR	AGAINST	ABSTAIN
330,062,700	46,437,481	46

Having received the affirmative majority of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, the Reverse Stock Split was approved.

2.  Approval of an amendment to the Certificate of Incorporation eliminating the classification of the Board of Directors (Proposal No. 2):

FOR	AGAINST	ABSTAIN
250,340,664	126,159,516	47

Having received the approval of less than 80% of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, Proposal No. 2 was not approved.

3.  Approval of an amendment to the Certificate of Incorporation permitting action by written consent of stockholders (Proposal No. 3):

FOR	AGAINST	ABSTAIN
250,340,728	126,159,452	47

Having received the approval of less than 80% of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, Proposal No. 3 was not approved.

4.  Approval of an amendment to the Certificate of Incorporation repealing Article IX of the Certificate of Incorporation – stockholder approval of a “Business Combination” with an “Interested Person” (Proposal No. 4):

Proposal No. 4 required the approval of (i) the holders of a majority of the shares of the Common Stock issued and outstanding, and entitled to vote on the matter, not beneficially owned, directly or indirectly, by any person which would be an Interested Person if the vote or consent on such amendment were a vote or consent on a Business Combination (the “Disinterested Stockholders”), and (ii) the holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote on the matter.

Of the 443,977,432 shares of the Company’s Common Stock issued and outstanding shares as of the Record Date, 179,561,104 shares of Common Stock (or approximately 40.4%) held by the Disinterested Stockholders were entitled to vote with respect to the first voting threshold of Proposal No. 4.  Over 100 million shares of Common Stock held by the Disinterested Stockholders voted in favor of Proposal No. 4.

FOR	AGAINST	ABSTAIN
250,340,662	126,159,518	47

Having received the approval of the (i) majority of the votes which all Disinterested Stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, and (ii) majority of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, Proposal No. 4 was approved.

5.  Approval of an amendment to the Certificate of Incorporation providing indemnification of, advancing expenses to, and holding harmless, the Company’s officers and directors to the maximum extent permitted by the General Corporation Law of the State of Delaware, and, to the extent and in the manner permitted by law, to provide indemnification and advance expenses to any other person when and as authorized by appropriate corporate action (Proposal No. 5):

FOR	AGAINST	ABSTAIN
250,340,678	126,159,501	48

Having received the approval of less than 80% of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, Proposal No. 5 was not approved.

6.  Approval of an amendment to the Certificate of Incorporation removing certain provisions of the Certificate of Incorporation requiring supermajority voting requirements (Proposal No. 6):

FOR	AGAINST	ABSTAIN
250,340,680	126,159,499	48

Having received the approval of less than 80% of the votes which all stockholders present, in person or by proxy, at the Special Meeting were entitled to cast on the matter, Proposal No. 6 was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENERGY MANAGEMENT SERVICES HOLDINGS, INC.

Dated: October 24, 2011	/s/ Peter P. Barrios
Peter P. Barrios
Chief Financial Officer